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                                                                   Exhibit 10.10


                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and effective
     ----------------------------------
as of __________, 1999, by and among Health Partners, a general partnership, Highland Investments, LLC, a Maryland limited liability company (individually, an "Investor" and collectively, the "Investors"), and HealthExtras, Inc., a Delaware corporation (the "Company").

     In consideration of the promises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Definitions.  As used herein, the terms below shall have the following
          -----------
meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

          "Affiliate" shall have the meaning provided in the Exchange Act.

          "Agreement" shall mean this Registration Rights Agreement.

          "Closing Date" means the closing date for the sale of Common Stock pursuant to an initial public offering by HealthExtras, Inc.

          "Commission" shall mean the United States Securities and Exchange Commission.

          "Common Stock" shall mean shares of common stock, par value $0.01 per share, of the Company.

          "Company" shall mean HealthExtras, Inc., a Delaware corporation, and any successor thereto.

          "Demand Registration" shall mean a registration effected pursuant to
Section 2(a).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

          "Holder" shall mean any Person who is the record owner of Registrable Shares on behalf of an Investor or other beneficial owner which is a direct or indirect permitted assignee of an Investor, or the Investors, or any direct or indirect permitted assignee of an Investor, which is the beneficial owner of Registrable Shares.

          "Initiating Holders" shall have the meaning provided in Section 5(a).

          "Investor" and Investors" shall have the meaning provided in the preamble of this Agreement.
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          "Person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization or any other similar entity.

          "Plan of Reorganization" means the Agreement and Plan of Reorganization among HealthExtras, Inc. and HealthExtras LLC dated ____________, 1999.

          "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

          "Registrable Shares" shall mean (a) the Shares and (b) any shares of Common Stock or other securities of the Company issued or distributed with respect to, in exchange for or in replacement of, any of the Shares; provided, however, that shares of Common Stock and other securities shall be treated as Registrable Shares only if and so long as (i) they have not been sold by a Holder pursuant to an effective Registration Statement under the Securities Act, or (ii) they have not been publicly sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Rule 144 under the Securities Act or any similar provision).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

          "Shares" shall mean the shares of Common Stock acquired by the Investor or Investors pursuant to the Plan of Reorganization.

          2.   Demand Registration.
               -------------------

          (a)  General. (i) If the Company shall receive, at any time after 180
               -------
days after the Closing Date (subject to Section 10 of this Agreement), a written request from the Holders of at least 1,000,000 Registrable Shares (adjusted for all stock splits or similar transactions) that the Company file a registration statement under the Securities Act covering the registration of at least 1,000,000 Registrable Shares (adjusted for all stock splits or similar transactions), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 7 and to the extent required under Section 4 of this Agreement, use all reasonable commercial efforts to effect as soon as practicable the registration under the Securities Act for resale of the Registrable Shares which the Holders request be included in such registration statement (a "Demand Registration"). The written request for a demand Registration shall specify whether it is made by Highland Investments (or its permitted assignees) (a "Highland Demand") or by Health Partners (or its permitted assignees) ("a Health Partners Demand").

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          (b)  Limit on Demand Registrations.  The Company is obligated to
               -----------------------------
effect a maximum of four (4) Demand Registrations pursuant to Section 2(a). Of those Demand Registrations, only two may be required by a Highland Demand and only two may be required by a Health Partners Demand. For purposes of this
Section 2(b), no such registration shall be deemed a Demand Registration unless and until the registration statement filed pursuant thereto has been declared effective by the Commission and sales of the securities have been permitted consistent with the plan of distribution described in the registration statement

     3.   Piggy-Back Registrations.
          ------------------------

          (a)  General.  If at any time after 180 days after the Closing Date,
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the Company proposes to register (including for this purpose a registration effected by the Company pursuant to Section 2 of this Agreement) any shares of its Common Stock under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-4 or Form S-8 or any successor forms), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 18 hereof, the Company shall cause to be registered under the Securities Act all of the Registrable Shares that each such Holder has requested to be registered subject to the limitations set forth in Section 5(b) hereof.

          (b)  Underwriting Requirements.  In connection with any underwritten
               -------------------------
offering, the Company shall not be required under this Section 3 to include any of the Holders' Registrable Shares in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as determined in accordance with Section 5(b) hereof.

          4.   Form S-3 Registration.  If the Company shall receive, at any time
               ---------------------
after 180 days after the Closing Date (subject to Section 10 of this Agreement) and at a time when the Company is entitled to file a registration statement on Form S-3 covering an offering of the nature as requested by the Holder under this Section 4, a written request from Holders of Registrable Shares that the Company file a registration statement on Form S-3 under the Securities Act covering the registration of at least 1,000,000 Registrable Shares (adjusted for all stock splits or similar transactions), then the Company shall, within ten
(10) days of receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 4 and Section 5 and to the extent required under Section 7 of this Agreement, use all reasonable commercial efforts to effect as soon as practicable the registration under the Securities Act for resale the Registrable Shares which the Holders request be included in such registration statement (a "Form S-3 Registration").

          5.   Limitations on Registration.
               ---------------------------

               (a)  Underwriters Cut-back.  If the Holders initiating the
                    ---------------------
registration request under Section 2(a) or Section 4 (the "Initiating Holders") intend to distribute the Registrable Shares covered by their request by means of an underwritten offering, they shall so advise the

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Company as a part of their request made pursuant to Section 2(a) or Section 4, and the Company shall include in the applicable registration statement such information with respect thereto as may be set forth in such written request. The selection of the managing underwriter of any underwritten offering under
Section 2 or Section 4 shall be made by a majority in interest of the Initiating Holders, with the consent of the Company (such consent not to be unreasonably withheld). In the case of an underwritten offering, the right of any Holder to include Registrable Shares in the related registration shall be conditioned upon the inclusion of such Holder's Registrable Shares in the underwritten offering (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder). All Holders proposing to distribute their securities through such underwritten offering shall (together with the Company as provided in Section 7(e)) enter into an underwriting agreement with customary terms with the underwriter or underwriters selected for such underwritten offering. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Initiating Holders in writing that the number of Registrable Shares to be included in such registration by the Holders exceeds the number of Registrable Shares which can be sold in such offering without having an adverse effect on such offering, including the price at which such Registrable Shares can be sold, then the Initiating Holders shall so advise all other participating Holders, and the number of Registrable Shares that may be included in the underwritten offering shall be allocated among all participating Holders, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Shares owned by each Holder; provided, however, that the number of Registrable Shares to be included in such underwritten offering shall not be reduced unless and until all other securities shall have been excluded from the underwritten offering.

          (b)  Underwriters Cut-back in the Case of a Piggy-Back Registration.
               --------------------------------------------------------------
If, in the case of a registration pursuant to Section 3, the managing underwriter advises the Company in writing that the number of Registrable Shares requested to be included in the registration by all Persons (including the Company) exceeds the number of Registrable Shares which can be sold in such offering without having an adverse effect on such offering, including without limitation, the price at which such securities can be sold (the "Maximum Offering Size"), the Company will be obligated to include in such registration only (i) first, (x) if such registration was initiated by the Company for the sale of shares for its own account, any and all shares for sale by the Company, or (y) if such registration was initiated by any Holder or Holders pursuant to
Section 2(a), any and all Registrable Shares included for sale by the Holders pursuant to such Section 2(a), (ii) second, to the extent of any remaining shares which may be sold in such offering without exceeding the Maximum Offering Size, each Holder shall be entitled to include any and all Registrable Shares held by such Holder in the registration (pro rata based on the total number of such Registrable Shares held by the Holder compared to the shares of common stock of the Company covered by piggy-back registration rights held by other persons exercising such registration rights in the registration); and (iii) third, if such registration was not initiated by the Company for the sale of shares for its own account, to the extent of any remaining shares which may be sold in such offering, without exceeding the Maximum Offering Size, any shares for sale by the Company.

          (c)  Deferral of Filing.  The Company may defer the filing (but not
               ------------------
the preparation) of a registration statement required by Section 2 or Section 4 until a date not later than

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120 days after the Required Filing Date if (i) the Company or any of its
subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business is actively considering activities, or (ii) the Board of Directors of the Company, at time of the receipt of a request for registration, effecting a registered underwritten public offering of the Company's securities for the Company's account and proceeds with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 5(b) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are terminated or the transaction contemplated by such negotiations or other activities are consummated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 5(b), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Initiating Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 5(b) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority in interest of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw their request by giving notice to the Company. If withdrawn, the such request shall be deemed not to have been made for all purposes of this Agreement.

          6.   Expenses of Registrations.  The Company shall bear and pay all
               -------------------------
expenses incurred in connection with any registration, filing, qualification or sale of Registrable Shares pursuant to Section 2, 3 or 4, including (without limitation) all registration, filing, and qualification fees, and printers' fees, accounting fees (including the expenses of any "cold comfort" letters required by or incident to such registration), the fees and expenses of a separate counsel retained by the selling Holders, the fees and disbursements of counsel for the Company relating or apportionable thereto, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), internal expenses of the Company, rating agency fees, messenger and delivery expenses, and road show expenses of the Company, but excluding underwriting discounts and commissions and stock transfer taxes; provided, however, that if any securities other than the Shares are included in a Demand Registration or a Form S-3 Registration, any person on whose behalf such securities have been included shall pay that percentage of the total expenses which equals the percentage of the total

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proceeds received by such person, and the selling Holders shall have no responsibility for any such expenses.

          7.   Obligations of the Company.  Whenever required under this
               --------------------------
Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible, use reasonable commercial efforts to do the following:

                    (a)  Commission Filing.  Prepare and file with the
                         -----------------
          Commission a registration statement with respect to such Registrable Shares and to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for up to 180 days or until all of the Shares registered thereunder are sold, whichever occurs sooner.

                    (b)  Amendments.  Prepare and file with the Commission such
                         ----------
          amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to the Holders and any underwriters as they may reasonably request.

                    (c)  Prospectus.  Furnish to the Holders and any
                         ----------
          underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them, and cause all related filings to be made with the Commission as required by Rule 424 under the Securities Act.

                    (d)  Blue Sky Qualification.  Register and qualify the
                         ----------------------
          Registrable Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and any underwriters; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e)  Underwriting Agreement.  In the event of any
                         ----------------------
          underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, including, without limitation, delivering opinions of counsel and "comfort letters" of accountants; provided, however, that such managing underwriter has been selected consistent with the provisions of Section 2(b). Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

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                    (f)  Prospectus Delivery.  Promptly notify each Holder of
                         -------------------
          Registrable Shares covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the Commission, and furnish without charge to the appropriate Holders and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and provide such copies thereof as the Holders and any underwriters may reasonably request.

                    (g) Make generally available to the Company's securityholders an earnings statement satisfying the provisions of
          Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                    (h) If requested by the managing underwriter or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                    (i) As promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of each such document (in the form in which it was incorporated) to each seller;

                    (j) Cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any

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          restrictive legends unless required under applicable law) representing securities sold under any registration statement, to enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and to make available to the Company's transfer agent prior to the effectiveness of such registration statement a satisfactory supply of such certificates;

                    (k) Promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to fulfill their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company's Board of Directors determines in good faith, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or
          (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) and (B) such Holder of Registrable Shares requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided further, however, that each Holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                    (l) Furnish to each seller and underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters as are customarily covered by such opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

                    (m) Cause the Registrable Shares included in any registration statement to be (A) listed on each securities exchange, if any, on which similar

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          securities issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") or the National Market System of Nasdaq if the Registrable Shares so qualify;

                    (n) Provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

                    (o) Cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                    (p) During the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                    (q) Notify each seller of Registrable Shares promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                    (r) Prepare and file with the Commission promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

                    (s) Enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten offering; and

                    (t) Advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order issued by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          8.   Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the

Registrable Shares held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Shares.

          9.   Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          10.  Indemnification.  In the event (i) any Registrable Shares are
               ---------------
included in a registration statement under this Agreement or (ii) any other shares of Common Stock held by the Investor are included in any registration statement:

               (a)  Indemnification by the Company.  To the fullest extent
                    ------------------------------
          permitted by law, the Company will indemnify and hold harmless each Holder, each of its directors, officers, partners, employees, advisors, agents and representatives, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act and any agent or investment advisor thereof, against any and all losses, claims, damages, expenses (including, without limitation, attorneys' fees and disbursements) and liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, expenses (including, without limitation, attorneys' fees and disbursements) and liabilities (or actions in respect thereof) arise out of, relate to, result from or are based upon any of the following (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, subject to Section 10(c) hereof and the Company will pay to each such Holder or other person, as incurred, any legal or other expenses reasonably incurred by such Holder for the services of one law firm retained by all of the indemnified parties, plus appropriate local counsel, in connection with investigating or defending any such loss, claim, damage, expense, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability, or action if such settlement is effected without the consent of the Company (which shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, expense, liability, or action to which any Holder or other indemnifiable person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or other indemnifiable person. This right to indemnification shall remain in full force

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

          and effect notwithstanding any investigation made by or on behalf of such Holder or other indemnifiable person and shall survive the transfer of such securities by such Holder.

               (b)  Indemnification by Selling Holder.  To the fullest extent
                    ---------------------------------
          permitted by law, each selling Holder severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers, partners, employees, advisors, agents and representatives, who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any agent or investment advisor thereof, any other Holder selling securities registered in such registration statement and any controlling person of any such underwriter or other Holder against any and all losses, claims, damages, expenses (including, without limitation, attorney's fees and disbursements) and liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages, expenses (including, without limitation, attorney's fees and disbursements) and liabilities (or actions in respect thereto) arise out of, relate to, result from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder; provided, further, that in no event shall any indemnity under this
          Section 7 (b) exceed the net proceeds from the offering received by such Holder.

               (c)  Procedures.  Promptly after receipt by an indemnified party
                    ----------
          under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof in accordance with Section 18 hereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the indemnified parties shall have the right to retain one separate counsel (plus appropriate local counsel), with the reasonable fees and expenses to be paid by the indemnifying party, if an indemnified party shall have one or more defenses available to it which is not available to the Company or representation of the indemnified parties by the counsel retained by the indemnifying party otherwise would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to the extent prejudicial relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

               (d)  Contribution.  If the indemnification provided for in this
                    ------------
          Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (e)  Survival.  The obligations of the Company and Holders under
                    --------
          this Section 7 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

          11.  Reports Under Exchange Act.  With a view to making available to
               --------------------------
the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

               (a) make and keep public information available, as those terms are defined in Rule 144;

               (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Shares, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any Registrable Shares without registration.

          12.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that for
                ---------------------------
a period of 180 days, or such shorter period required by the underwriters, following the effective date of any registration effected pursuant to Sections 2, 3 or 4 hereof (provided the Holders are given written notice of the offering and the right to participate therein as provided for in this Agreement), such Holder, if requested by the managing underwriter, shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees and Affiliates who agree to be similarly bound) any securities of the Company held by it at any time during such period, except shares of Common Stock included in such registration. In addition, each Holder agrees, if applicable, to acknowledge the undertaking provided for in this
Section 9 by entering into customary written "lock-up" agreements with the managers of the relevant underwriting. The requirements of this Section 12 shall not apply to any Holder that (together with its Affiliates), at the time of receipt of the referenced notice from the Company, (i) beneficially owns less than 5% of the outstanding shares of common stock, (ii) is not an Affiliate or an employee of the Company and (iii) waives any further benefits of this Agreement for it or any subsequent assignee or transferee of its Registrable Shares.

     In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Shares of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          13.  "Lock-up" Agreement.  Each Holder agrees to enter into a
                ------------------
customary written "lock-up" agreement with respect to the Registrable Shares with the managers of an underwritten public offering by the Company of shares of its equity securities for cash, which offering establishes the Closing Date.

          14.  Amendment.  This  Agreement may be amended and the observance of
               ---------
any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders of at least eighty-five percent (85%) of the Registrable Shares. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each Holder, each transferee thereof and the Company.

          15.  Termination.  The rights provided in this Agreement shall
               -----------
terminate on the tenth anniversary of the effective date of this Agreement.

          16.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED
               -------------
AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          17.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          18.  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          19.  Negotiation of Agreement.  Each of the parties acknowledges that
               ------------------------
it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

          20.  Notices.  Any notice, request, instruction or other document to
               -------
be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party set forth below such party's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

          21.  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          22.  Further Assurances.  Each of the parties shall, without further
               ------------------
consideration, execute and deliver such additional documents and take such other action as the other parties, or any of them, may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

          23.  Successors and Assigns.  This Agreement shall be binding upon,
               ----------------------
and all rights hereto shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

          24.  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

          25.  Recapitalization, etc.  The provisions of this Agreement
               ---------------------
(including any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all shares of capital stock of the Company or any capital stock, partnership units or, any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Registrable Shares by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                              HEALTHEXTRAS, INC.

                                By:  ______________________________________
                                     David T. Blair
                                     Chief Executive Officer

                                Address:
                                     2275 Research Boulevard, Seventh Floor
                                     Rockville, Maryland 20850
                                     Attention:  David T. Blair
                                     Telecopier: (301) 548-8828


                              HEALTH PARTNERS


                                By:  ______________________________________
                                Attention:________________________


                                By:  ______________________________________

                                Address:


                              HIGHLAND INVESTMENTS


                                By:  ______________________________________
                                Attention:________________________


                                By:  ______________________________________

                                Address: